UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                          July 10, 2006 (July 6, 2006)
                         Commission File No. 000-22390

                             SHARPS COMPLIANCE CORP.
             (Exact Name Of Registrant As Specified In Its Charter)

           Delaware                                              74-2657168
(State Or Other Jurisdiction Of                                 (IRS Employer
 Incorporation Or Organization)                              Identification No.)

                           9350 Kirby Drive, Suite 300
                              Houston, Texas 77054
                    (Address Of Principal Executive Offices)

               Registrant's Telephone Number, Including Area Code)
                                  713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 8.01. Other Events


On July 6, 2006, the Company executed settlement documents resolving the Attentus Medical Sales, Inc. ("Attentus") and Jason Jodway litigation.

In conjunction with the resolution of the matter, the Company entered into a business relationship whereby Attentus will market and sell the Company's Sharps Disposal By Mail Systems(R) on an exclusive basis. The Company, Attentus and Jason Jodway have agreed to dismiss all claims against each other.

--------------------------------------------------------------------------------

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits
     --------

     99.1 Press Release dated July 10, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             SHARPS COMPLIANCE CORP.

                                             By: /s/ David P. Tusa
                                                 -------------------------------
                                                 Executive Vice President, Chief
                                                 Financial Officer and Business
                                                 Development


Dated: July 10, 2006

--------------------------------------------------------------------------------